ALLOCATION AGREEMENT

      This ALLOCATION AGREEMENT, dated as of August 12, 2005, (the "Agreement") by and among CHINA INTERNATIONAL ENTREPRISES CORP., a Delaware corporation ("CIEC"), WARNER TECHNOLOGY & INVESTMENT CORP., a New Jersey corporation ("Warner"), HUAKANG ZHOU ("Zhou") and AMERICAN UNION SECURITIES, INC., a New York corporation ("AUS" and together with Warner and Zhou, the "Shareholders").

      WHEREAS, the Shareholders own an aggregate of 1,800,000 of the issued and outstanding shares of Common Stock, par value $.001 per share, of CIEC (the " CIEC Shares");

      WHEREAS, the Shareholders believe it is in their best interest for all of the stockholders of CIEC to exchange their CIEC Shares for Common Shares of Moving Bytes Inc., a Canadian corporation ("MBYTF Shares"), upon the terms and subject to the conditions set forth in a Share Exchange Agreement to be executed by CIEC, the Shareholders and certain other persons who shall become stockholders of CIEC pursuant to this Agreement (the "Transferees"); and

      WHEREAS, in order to facilitate the Share Exchange Agreement, the Shareholders desire to transfer some of their CIEC Shares to the Transferees in accordance with the terms and conditions of this Agreement and to surrender additional CIEC Shares to CIEC for cancellation.

      NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                       EXCHANGE OF SHARES FOR COMMON STOCK

      Section 1.1 Agreement to Transfer CIEC Shares to Transferees. Simultaneously with the execution of this Agreement, on the terms and subject to the conditions set forth in this Agreement, the Shareholders shall assign, transfer, convey and deliver the number of CIEC Shares to the persons whose names and addresses are set forth in the following table:


------------------------------------------------------------------------------
Shareholder              Number of CIEC Transferred Name and Address of
                                                    Transferee
------------------------------------------------------------------------------
AUS                      250,000                    Yue Xing
                                                    No.   28   Shuangjinbeili
                                                    Street,    Building    2,
                                                    Chaoyang        District,
                                                    Beijing, PR China
                                                    Mailing:    18   Kimberly
                                                    Court  East  Hanover,  NJ
                                                    07936
------------------------------------------------------------------------------
AUS                      100,000                    John Leo
                                                    100  Wall  Street,   15th
                                                    Floor
                                                    New York, New York 10005
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Warner                   200,000                    Cranberry  Heights Group,
                                                    Ltd. RR3 Box 3087 East
                                                    Stroudsburg, PA 18301
------------------------------------------------------------------------------
Warner                     20,000                   Liu Ming
                                                    136-14 Northern Blvd.
                                                    Suite 8E
                                                    Flushing,     New    York
                                                    11354-6514
------------------------------------------------------------------------------
Warner                   100,000                    Zhang Yi
                                                    333 Huaihaizhonglu  Road,
                                                    Ruian Plaza,  21st Floor,
                                                    Shanghai, PR China
                                                    Mailing:    18   Kimberly
                                                    Court
                                                    East Hanover, NJ 07936
------------------------------------------------------------------------------

      Section 1.2 Agreement to Return CIEC Shares to CIEC. Simultaneously with the execution of this Agreement each of Warner and Zhou is surrendering to CIEC for cancellation the number of CIEC Shares set forth opposite its or his name below:

------------------------------------------------------------------------------
Name of Shareholder                   Number of CIEC Shares  Surrendered  for
                                      Cancellation
------------------------------------------------------------------------------
Warner                                290,000
------------------------------------------------------------------------------
Zhou                                  540,000
------------------------------------------------------------------------------



      Section 1.3 Holdings of Shareholders After Transfer and Surrender of CIEC Shares. After the transfers set forth in Sections 1.1 and 1.2 of this Agreement the Shareholders shall own the number of CIEC Shares set forth opposite the name of the Shareholder in the table below:



------------------------------------------------------------------------------
Name of Shareholder                   Number    of    CIEC    Shares    After
                                      Performance of this Agreement
------------------------------------------------------------------------------
AUS                                   300,000
------------------------------------------------------------------------------
Warner                                0
------------------------------------------------------------------------------
Zhou                                  0
------------------------------------------------------------------------------

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

      Section 2.1 Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that no party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other parties.

      Section 2.2 Fees and Expenses. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

      Section 2.3 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

      If to CIEC, to:

      Mr. Li Yuan Qing
      Heng Xing Technology Group Development Limited, and
      Shenzhen Hengtaifeng Technology Co., Ltd.
      No. 5 Floor 6, Block A
      Skyworth Building
      Hi-tech Industrial Park
      Nanshan District
      Shenzhen 518057 P.R. China

      with a copy to:

      American Union Securities, Inc.
      100 Wall Street, 15th Floor
      New York, New York 10005
      Fax: 212-785-5867

      If to Warner or Zhou, to:

      Warner Technology and Investments Corp.
      100 Wall Street, 15th Floor
      New York, New York 10005
      Attn: Huakang Zhou
      Fax: 212-785-5867


      If to AUS, to:

      American Union Securities, Inc.
      100 Wall Street, 15th Floor
      New York, New York 10005
      Attn: John Leo
      Fax: 212-785-5867
or to such other persons or at such other addresses as shall be furnished by any party by like notice to the others, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed. No change in any of such addresses shall be effective insofar as notices under this
Section 2.3 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 2.3.

      Section 2.4 Entire Agreement. This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

      Section 2.5 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible so as to be valid and enforceable.

      Section 2.6 Titles and Headings. The Article and Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

      Section 2.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

      Section 2.8 Convenience of Forum; Consent to Jurisdiction. The parties to this Agreement, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the State of New York located in County of New York, and/or the United States District Court for the Southern District of New York, in respect of any matter arising under this Agreement. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Section 2.3.

      Section 2.9 Enforcement of the Agreement. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

      Section 2.10 Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New York without giving effect to the choice of law provisions thereof.


      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


CHINA INTERNATIONAL ENTERPRISES CORP.

By:____________________
      Li Yuan Qing

Title: Chief Executive Officer

WARNER TECHNOLOGY & INVESTMENT CORP.

By: _____________________
       Hua Kang  Zhou
       Title: President



AMERICAN UNION SECURITIES, INC.
By: _____________________
          John C.Leo
         Title: President